UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
December 26, 2025
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01     Entry into a Material Definitive Agreement
Exchange Offers
On December 26, 2025 (the “Settlement Date”), Bausch Health Companies Inc. (the “Company”) and its indirect wholly owned subsidiary 1261229 B.C. Ltd. (the “Issuer”) completed the previously announced offers to exchange the Company’s outstanding 4.875% Senior Secured Notes due 2028 and 11.00% Senior Secured Notes due 2028 for up to $1.6 billion aggregate principal amount of new 10.00% Senior Secured Notes due 2032 (the “New Notes” and, such offers, the “Offers”), in each case, pursuant to the terms described in a confidential exchange offer memorandum dated November 24, 2025 (the “Exchange Offer Memorandum”).
Pursuant to the Offers, the Issuer issued an aggregate principal amount of $1.6 billion of New Notes. The New Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
Indenture
The New Notes were issued on the Settlement Date pursuant to the indenture, dated as of April 8, 2025 (the “Original Indenture”), by and among the Issuer, the Company and other guarantors named therein, The Bank of New York Mellon as trustee, registrar and paying agent, and the notes collateral agents named therein, as supplemented by the second supplemental indenture, dated as of December 26, 2025 (the “Second Supplemental Indenture”, and together with the Original Indenture, the “Indenture”), by and among the Issuer, the Company and other guarantors named therein, The Bank of New York Mellon, as trustee, registrar, and paying agent, and the notes collateral agents named therein.
Pursuant to the Second Supplemental Indenture, the New Notes form a single series with the Issuer’s $4.4 billion principal amount of 10.00% Senior Secured Notes due 2032 (the “Existing Numberco Notes”) that were issued on April 8, 2025 pursuant to the Original Indenture and are fungible with the Existing Numberco Notes for all purposes under the Indenture; and the New Notes have the same terms as the Existing Numberco Notes except that:
•the New Notes accrue interest from October 15, 2025;
•the New Notes were issued for the consideration as set forth in the Exchange Offer Memorandum; and
•the New Notes bear, in the case of New Notes sold under Rule 144A of the Securities Act, the same CUSIP number and ISIN as the Existing Numberco Notes and, in the case of New Notes sold under Regulation S of the Securities Act (“Reg S”), the CUSIP number of C6900QAB3 and ISIN of USC6900QAB35 until at least 40 days after the Settlement Date , subject to the terms of the Indenture and the applicable procedures of the depository (the “Restricted Period”). Following the Restricted Period, the New Notes sold under Reg S will have the same CUSIP number and ISIN as the Existing Numberco Notes sold pursuant to Reg S.
In connection with the issuance of the Existing Numberco Notes on April 8, 2025, the Issuer pledged as security for its obligations under the Existing Numberco Notes 185,468,421 common shares of Bausch + Lomb Corporation (“Bausch + Lomb”), representing approximately 52.5% of the outstanding common shares of Bausch + Lomb. In connection with the issuance of the New Notes on December 26, 2025, an additional 26,495,472 common shares of Bausch + Lomb were transferred to the Issuer and pledged as security for its obligations under the Existing Numberco Notes and New Notes, such that the Issuer held 211,963,893 common shares representing approximately 60% of the outstanding common shares of Bausch + Lomb as of the Settlement Date. The Existing Numberco Notes and New Notes are secured, subject to customary limitations, by a first priority lien on substantially all assets of the Issuer and other guarantors named in the Original Indenture, including a pledge of the Issuer’s approximately 60% equity interest in Bausch + Lomb.
A summary of the terms of the Original Indenture and the Existing Numberco Notes was included in the Company’s Current Report on Form 8-K filed on April 9, 2025 and is incorporated herein by reference.

The foregoing is a summary description of certain terms of the Indenture. For a full description of all terms, please refer to the copies of the Original Indenture, Second Supplemental Indenture, and form of note that are attached as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Number	Description
4.1
Indenture, dated as of April 8, 2025, by and among 1261229 B.C. Ltd., Bausch Health Companies Inc., the other guarantors party thereto, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on April 9, 2025)

4.2*
Second Supplemental Indenture, dated as of December 29, 2025, by and among 1261229 B.C. Ltd., Bausch Health Companies Inc., the other guarantors party thereto, The Bank of New York Mellon, as trustee and the notes collateral agents party thereto

4.3	Form of Note (Included in Exhibit 4.1)
101.SCH*	XBRL Taxonomy Extension Schema Document
101.LAB*	XBRL Taxonomy Extension Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
____________________________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Jean-Jacques Charhon
Jean-Jacques Charhon
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)